Exhibit 99.1

Solo Brands Announces CFO Transition and Third Quarter 2023 Earnings Results Conference Call

Reiterates Fiscal 2023 Guidance

CFO Transition

Grapevine, Texas, October 25, 2023: Solo Brands, Inc. (NYSE: DTC) (“Solo Brands” or “the Company”) an omni-channel platform of beloved brands Solo Stove, Chubbies, Oru Kayak, ISLE, and Icy Breeze today announced that Somer Webb, Chief Financial Officer (“CFO”), has notified the Company of her intent to pursue other opportunities. Ms. Webb will remain with the Company until December 10, 2023. The Company has engaged an executive search firm to assist in identifying her successor.

The Company has also announced Andrea Tarbox will assume the role of Interim CFO beginning on December 10, 2023. Ms. Tarbox serves on the board of directors of Solo Brands and chairs the audit committee. Ms. Tarbox brings extensive experience in the CFO role. Her 20 years of service in various CFO roles include 12 years at KapStone Paper and Packaging, Inc. (formerly NYSE: KS) where she helped lead KapStone’s successful sale to WestRock Company (NYSE: WRK) in 2018. Upon assuming the Interim CFO position, Ms. Tarbox will step down temporarily from her role as chair of the audit committee.

“We appreciate Somer’s contributions to our organization and wish her well in her future endeavors. We are fortunate to have Ms. Tarbox in our organization. She is an experienced financial executive whose knowledge of the Company will enable her to successfully lead our financial function through this interim period,” said John Merris, Chief Executive Officer.

Ms. Webb said, “I want to thank the Board and the leadership team for the time at Solo Brands and I wish the team continued success.”

Solo Brands Reaffirms Guidance for Fiscal Year 2023

The Company reaffirms its guidance and continues to expect revenue for the full fiscal year of 2023 in the range of $520 to $540 million, with the most likely outcome at the midpoint of the range at $530 million, and adjusted EBITDA* margin in the range of 17% to 18%.

The Company’s full year 2023 guidance is based on a number of assumptions that are subject to change, many of which are outside the Company’s control. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

Solo Brands’ Third Quarter 2023 Financial Results To Be Released Tuesday, November 7, 2023

The Company plans to report its third quarter 2023 financial results on November 7, 2023, before the market opens. Solo Brands will host a conference call at 8:30 a.m. ET to discuss its financial results.

Investors and analysts who wish to participate in the call are invited to dial +1 833 470 1428 (international callers, please dial +1 929 526 1599) approximately 10 minutes prior to the start of the call. Please reference Conference ID 466721 when prompted. A live webcast of the conference call will be available in the investor relations section of Solo Brands’ website, https://investors.solobrands.com.

A recorded replay of the call will be available shortly after the conclusion of the call and remain available until November 14, 2023. To access the telephone replay, dial 866 813 9403 (international callers, please dial +44 204 525 0658). The access code for the replay is 460910. A replay of the webcast will also be available within two hours of the conclusion of the call and will remain available on the website for 1 year.

*

The Company has not provided a quantitative reconciliation of forecasted adjusted EBITDA margin to forecasted GAAP net income (loss) margin as a percent of net sales, respectively, within this press release because the Company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to, equity-based compensation with respect to future grants and forfeitures, which could materially affect the computation of forward-looking GAAP net income, and are inherently uncertain and depend on various factors, some of which are outside of the Company’s control.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding future management changes for the Company, expectations of achieving long-term profitability and our anticipated GAAP and non-GAAP guidance for the fiscal year ending December 31, 2023. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “guidance,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our ability to attract and retain talent; our ability to manage our future growth effectively; our ability to expand into additional markets; our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products; our ability to cost-effectively attract new customers and retain our existing customers; our failure to maintain product quality and product performance at an acceptable cost; the impact of product liability and warranty claims and product recalls; the highly competitive market in which we operate; business interruptions resulting from geopolitical actions, natural disasters, or pandemics; risks associated with our international operations; and problems with, or loss of, our suppliers or an inability to obtain raw materials; and the ability of our stockholders to influence corporate matters. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings we make with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Forward-looking statements speak only as of the date the statements are made and are based on information available to Solo Brands at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Availability of Information on Solo Brands’ Website and Social Media Profiles

Investors and others should note that Solo Brands routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Solo Brands investors website at https://investors.solobrands.com. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Solo Brands investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Solo Brands to review the information that it shares at the “Investors” link located at the top of the page on https://solobrands.com and to regularly follow our social media profiles, including those of our owned brands. Users may automatically receive email alerts and other information about Solo Brands when enrolling an email address by visiting “Investor Email Alerts” in the “Resources” section of Solo Brands investor website at https://investors.solobrands.com.

Social Media Profiles:

https://linkedin.com/company/solo-brands/

https://instagram.com/solobrands/

https://www.facebook.com/groups/368095467245044/

About Solo Brands, Inc.

Solo Brands, headquartered in Grapevine, TX, develops and produces ingenious lifestyle products that help customers create lasting memories. Through an omni-channel distribution model that leverages e-commerce, strategic wholesale relationships and physical retail stores, Solo Brands offers innovative products to consumers through five brands – Solo Stove, known for its firepits, stoves, and accessories, Chubbies, a premium casual apparel and activewear brand, Oru Kayak, innovator of origami folding kayaks, ISLE, maker of inflatable and hard paddle boards and accessories, and Icy Breeze, manufacturer of portable air-conditioning cooler units.

Contact

Bruce Williams

Investors@solobrands.com

332-242-4303